                                                                    EXHIBIT 10.2
                                  CMGI, INC.

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Agreement dated as of August 24, 2000 is entered into by and among CMGI, Inc., whose principal office is at 100 Brickstone Square, Andover, MA 01810, USA (the "Company"), and Cable & Wireless Far East Limited, whose principal office is at 39/th/ Floor, Hongkong Telecom Tower, Taikoo Place, 979 Kings Road, Quarry Bay, Hong Kong ("C&W").

                                   Recitals
                                   --------

     WHEREAS, the Company and C&W have entered into a Share Sale Agreement dated February 29, 2000 (the "Share Agreement"); and

     WHEREAS, the Company and C&W desire to provide for certain arrangements with respect to the registration of the Registrable Shares (as defined in the Share Agreement) under the U.S. Securities Act of 1933, as amended.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.  Certain Definitions.
         --------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" means the U.S. Securities and Exchange Commission, or any
          ----------
other federal agency at the time administering the Securities Act.

         "Common Stock" means the common stock, U.S.$0.01 par value per share,
          ------------
of the Company.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as
          ------------
amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "Indemnified Party" shall have the meaning set forth in Section
          -----------------
2.4(c).

         "Indemnifying Party" shall have the meaning set forth in Section
          ------------------
2.4(c).

         "New CMGI Shares" shall have the meaning specified in Section 1 of the
          ---------------
Share Agreement.

         "Other Holders" shall have the meaning set forth in Section 2.1(d).
          -------------

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         "Prospectus" means the prospectus included in any Registration
          ----------
Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registration Expenses" means the expenses described in Section 2.3.
          ---------------------

         "Registrable Shares" means (i) the New CMGI Shares and (ii) any other
          ------------------
shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable
         --------  -------
Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

         "Remaining Unregistered Shares" shall have the meaning set forth in
          -----------------------------
Section 2.1(b).

         "Securities Act" means the U.S. Securities Act of 1933, as amended, or
          --------------
any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     2.  Registration Rights
         -------------------

         2.1.  Required Registrations.
               -----------------------

               (a) At any time during the period commencing February 24, 2001 and ending on August 24, 2001, C&W may request, in writing, that the Company effect the registration under the Securities Act of up to 50% of the Registrable Shares; provided, that the Company shall not be required to effect more than one
        --------  ----
registration pursuant to this Section 2.1(a).

               (b) At any time during the period commencing August 24, 2001 and ending August 24 2002, C&W may request, in writing, that the Company effect the registration under the Securities Act of all Registrable Shares that have not previously been registered pursuant to Section 2.1(a) (the "Remaining Unregistered Shares"); provided, that the Company shall not be obligated to
                       --------  ----
register any Registrable Shares pursuant to this Section 2.1(b) if, at the time such request for registration is made by C&W, C&W may sell all of the Remaining Unregistered Shares under Rule 144 under the Securities Act without regard to the volume limitations contained in paragraph (e) of Rule 144; and provided,
                                                                   --------
further that the Company shall not be required to effect more than one
------- ----
registration pursuant to this Section 2.1(b).

               (c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on an appropriate registration form (a "Registration Statement") of all Registrable Shares which C&W is entitled to have registered and has requested the Company to so register.

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               (d)  If C&W intends to distribute the Registrable Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2.1(a) or (b), as the case may be. If the managing underwriter determines that the marketing factors require a limitation of the number of shares to be underwritten, the number of Registrable Shares to be included in a Registration Statement filed pursuant to this Section 2.1, shall be reduced to the extent deemed advisable by the managing underwriter.

     If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1(d) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with C&W and all officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 2.1(d), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting by C&W and such Other Holders shall be reduced , pro rata based upon the number of shares requested to be registered by C&W and such Other Holders, to the extent deemed advisable by the managing underwriter. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) C&W shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld.

               (f) For purposes of this Section 2, a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless C&W withdraws its request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to C&W after the date on which such registration was requested) and elects not to pay the Registration Expenses therefor pursuant to Section 2.3).

               (g) If at the time of any request to register Registrable Shares by C&W pursuant to this Section 2.1, the Company is engaged or has plans to engage in any activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such

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request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

          2.2.  Registration Procedures.
                ------------------------

                (a) If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                      (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become effective as soon as possible;

                      (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

                      (iii) as expeditiously as possible furnish to C&W such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as C&W may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by C&W and covered by the applicable Registration Statement;

                      (iv) as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as C&W shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable C&W to consummate the public sale or other disposition in such states of the Registrable Shares owned by C&W and covered by the applicable Registration Statement; provided, however, that the Company shall
                                       --------  -------
not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                      (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                      (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                      (vii) promptly make available for inspection by C&W, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by C&W, all financial and other records, pertinent corporate documents and properties of the

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Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (viii) as expeditiously as possible, notify C&W, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

               (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify C&W of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

          (b) If the Company has delivered a Prospectus to C&W and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify C&W and, if requested, C&W shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide C&W with revised Prospectuses and, following receipt of the revised Prospectuses, C&W shall be free to resume making offers of the Registrable Shares.

          (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify C&W to such effect, and, upon receipt of such notice, C&W shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until C&W has received copies of a supplemented or amended Prospectus or until C&W is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.2(c) to suspend sales of Registrable Shares for a period in excess of 60 days in any 12-month period.

     2.3. Allocation of Expenses. The Company will pay all Registration Expenses
          ----------------------
for all registrations under this Agreement; provided, however, that if a
                                            --------  -------
registration under Section 2.1 is withdrawn at the request of C&W (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if C&W elects not to have such registration counted as a registration requested under Section 2.1, C&W shall pay the Registration Expenses of such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding

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underwriting fees and discounts, selling commissions and the fees and expenses of C&W's own counsel, which shall be borne by C&W in any event.

     2.4.  Indemnification and Contribution.
           --------------------------------

           (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless C&W, each underwriter of such Registrable Shares, and each other person, if any, who controls C&W or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which C&W, or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse C&W, such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by C&W, such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company
                                          --------  -------
will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by or on behalf of C&W, such underwriter or controlling person for use in the preparation thereof.


           (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, C&W will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to C&W furnished to the Company by or on behalf of C&W for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided,
                                                                  --------
however, that the obligations of
-------

C&W hereunder shall be limited to an amount equal to the net proceeds to C&W of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
                                      --------  -------
Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in
                                                      -------- -------
no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.


          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.4 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and C&W on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and C&W shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or C&W and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and C&W agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.4(d), (a) in no case shall C&W be liable or responsible for any amount in excess of the net proceeds received by C&W from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any

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amount in excess of such proceeds; provided, however, that no person guilty of
                                   --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.5.  Other Matters with Respect to Underwritten Offerings. In the
                ----------------------------------------------------
event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its reasonable best efforts to cause its legal counsel to render customary opinions to the underwriters.

          2.6.  Information by Holder. C&W shall furnish to the Company such
                ---------------------
information regarding C&W and the distribution proposed by C&W as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     3.   Transfers of Rights. This Agreement, and the rights and obligations of
          -------------------
     C&W hereunder, may not be assigned by C&W to any person or entity.

     4.   General.
          -------
               (a)  Severability. The invalidity or unenforceability of any
                    ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (b)  Specific Performance. In addition to any and all other
                    --------------------
remedies that may be available at law in the event of any breach of this Agreement, C&W shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

               (c)  Governing Law. This Agreement shall be governed by and
                    -------------
construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

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     Notices.  All notices, requests, consents, and other communications under
     -------
this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient to their respective addresses set forth above, Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by one party to the other, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at One Canada Square, Canary Wharf, London E14 5DS, England, Attention: Adrian J.S. Deitz.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

               (d)  Complete Agreement. This Agreement constitutes the entire
                    ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (e)  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and C&W. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

               (f)  Pronouns. Whenever the context may require, any pronouns
                    --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

               (g)  Counterparts; Facsimile Signatures. This Agreement may be
                    ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

               (h)  Section Headings. The section headings are for the
                    ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

Executed as of the date first written above.

                              COMPANY:

                              CMGI, INC.

                              By: /s/ David S. Andonian
                                  -----------------------------------------

                              Name: David S. Andonian
                                    ---------------------------------------

                              Title: President, Corporate Development
                                     --------------------------------------


                              CABLE & WIRELESS FAR EAST LIMITED

                              By: /s/ Neill Royston Phillips
                                  -----------------------------------------

                              Name: Neill Royston Phillips
                                    ---------------------------------------

                              Title: Director
                                     --------------------------------------

                                      -10-